UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

FORM N-Q

JULY 31, 2012

LEGG MASON CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

Schedule of Investments (unaudited)	July 31, 2012

SECURITY	SHARES	VALUE
COMMON STOCKS - 56.7%
CONSUMER STAPLES - 4.5%
Food Products - 1.7%
H.J. Heinz Co.	22,500	$1,242,225
Nestle SA, ADR	6,000	369,780

Total Food Products		1,612,005

Household Products - 2.8%
Kimberly-Clark Corp.	20,000	1,738,200
Procter & Gamble Co.	14,000	903,560

Total Household Products		2,641,760

TOTAL CONSUMER STAPLES		4,253,765

ENERGY - 1.5%
Energy Equipment & Services - 1.5%
Diamond Offshore Drilling Inc.	21,200	1,386,904

FINANCIALS - 19.4%
Capital Markets - 1.6%
Medley Capital Corp.	123,000	1,525,200

Real Estate Investment Trusts (REITs) - 17.8%
American Capital Agency Corp.	56,500	1,985,410
Annaly Capital Management Inc.	125,000	2,178,750
Campus Crest Communities Inc.	38,700	424,152
CommonWealth REIT	85,700	1,563,168
DCT Industrial Trust Inc.	75,700	473,882
Entertainment Properties Trust	9,100	410,956
Excel Trust Inc.	32,900	402,696
First Potomac Realty Trust	28,800	333,792
Hatteras Financial Corp.	30,100	880,425
Highwoods Properties Inc.	26,200	887,394
Hospitality Properties Trust	49,900	1,211,073
Inland Real Estate Corp.	102,300	816,354
Liberty Property Trust	12,400	449,996
Mack-Cali Realty Corp.	15,200	407,208
OMEGA Healthcare Investors Inc.	40,500	981,720
Ramco-Gershenson Properties Trust	39,800	507,052
Retail Properties of America Inc., Class A Shares	12,500	124,625
Senior Housing Properties Trust	18,000	409,500
Starwood Property Trust Inc.	42,200	939,372
Urstadt Biddle Properties, Class A Shares	22,000	417,780
Westfield Group	93,900	986,795

Total Real Estate Investment Trusts (REITs)		16,792,100

TOTAL FINANCIALS		18,317,300

HEALTH CARE - 4.7%
Pharmaceuticals - 4.7%
Bristol-Myers Squibb Co.	38,000	1,352,800
GlaxoSmithKline PLC, ADR	18,200	837,200
Johnson & Johnson	12,400	858,328
Merck & Co. Inc.	21,100	931,987
Pfizer Inc.	20,000	480,800

TOTAL HEALTH CARE		4,461,115

INDUSTRIALS - 6.3%
Aerospace & Defense - 2.5%
Lockheed Martin Corp.	26,500	2,365,655

Machinery - 1.6%
Eaton Corp.	35,000	1,534,400

Trading Companies & Distributors - 2.2%
TAL International Group Inc.	61,000	2,083,150

TOTAL INDUSTRIALS		5,983,205

See Notes to Schedule of Investments.

LEGG MASON CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2012

SECURITY		SHARES	VALUE
INFORMATION TECHNOLOGY - 6.1%
Computers & Peripherals - 1.8%
Seagate Technology PLC		58,000	$1,741,160

IT Services - 1.4%
Paychex Inc.		39,200	1,281,448

Semiconductors & Semiconductor Equipment - 1.4%
Intel Corp.		15,700	403,490
Microchip Technology Inc.		28,000	934,640

Total Semiconductors & Semiconductor Equipment			1,338,130

Software - 1.5%
Microsoft Corp.		48,000	1,414,560

TOTAL INFORMATION TECHNOLOGY			5,775,298

MATERIALS - 1.7%
Paper & Forest Products - 1.7%
International Paper Co.		50,000	1,640,500

TELECOMMUNICATION SERVICES - 9.7%
Diversified Telecommunication Services - 7.0%
AT&T Inc.		49,500	1,877,040
CenturyLink Inc.		22,100	918,034
France Telecom SA, ADR		52,900	711,505
Verizon Communications Inc.		39,000	1,760,460
Windstream Corp.		140,000	1,394,400

Total Diversified Telecommunication Services			6,661,439

Wireless Telecommunication Services - 2.7%
Vodafone Group PLC, ADR		87,500	2,515,625

TOTAL TELECOMMUNICATION SERVICES			9,177,064

UTILITIES - 2.8%
Electric Utilities - 1.6%
Great Plains Energy Inc.		36,607	811,943
UIL Holdings Corp.		18,000	666,720

Total Electric Utilities			1,478,663

Multi-Utilities - 1.2%
Integrys Energy Group Inc.		12,000	726,480
National Grid PLC		41,800	434,177

Total Multi-Utilities			1,160,657

TOTAL UTILITIES			2,639,320

TOTAL COMMON STOCKS (Cost - $49,901,648)			53,634,471

	RATE
PREFERRED STOCKS - 4.2%
FINANCIALS - 3.2%
Real Estate Investment Trusts (REITs) - 3.2%
Ashford Hospitality Trust, Series E	9.000%	27,480	733,441
CBL & Associates Properties Inc., Series D	7.375%	16,500	420,585
Glimcher Realty Trust, Series G	8.125%	31,400	791,908
LaSalle Hotel Properties, Series H	7.500%	4,015	106,679
Pebblebrook Hotel Trust, Series A	7.875%	16,400	429,680
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%	4,924	124,947
Urstadt Biddle Properties Inc., Cumulative, Series C	8.500%	3,900	404,527	(a)

TOTAL FINANCIALS			3,011,767

See Notes to Schedule of Investments.

LEGG MASON CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	SHARES	VALUE
INDUSTRIALS - 1.0%
Industrial Conglomerates - 1.0%
United Technologies Corp.	7.500%	18,000	$949,500	*

TOTAL PREFERRED STOCKS (Cost - $3,852,817)			3,961,267

CONVERTIBLE PREFERRED STOCKS - 4.8%
FINANCIALS - 1.2%
Insurance - 0.8%
MetLife Inc.	5.000%	11,700	733,473

Real Estate Investment Trusts (REITs) - 0.4%
Health Care REIT Inc.	6.500%	7,800	441,558

TOTAL FINANCIALS			1,175,031

UTILITIES - 3.6%
Electric Utilities - 3.6%
NextEra Energy Inc.	7.000%	40,000	2,200,000
PPL Corp.	9.500%	22,500	1,222,875

TOTAL UTILITIES			3,422,875

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $4,604,774)			4,597,906

		SHARES/UNITS
MASTER LIMITED PARTNERSHIPS - 23.8%
DIVERSIFIED ENERGY INFRASTRUCTURE - 7.1%
Energy Transfer Equity LP		75,000	3,220,500
Enterprise Products Partners LP		39,100	2,072,300
Genesis Energy LP		21,000	641,970
Williams Partners LP		14,000	760,340

TOTAL DIVERSIFIED ENERGY INFRASTRUCTURE			6,695,110

EXPLORATION & PRODUCTION - 2.8%
Linn Energy LLC		68,000	2,693,480

FINANCIALS - 1.3%
Och-Ziff Capital Management Group LLC		175,000	1,268,750

GATHERING/PROCESSING - 6.5%
Access Midstream Partners LP		23,000	667,000	*
Copano Energy LLC		31,000	866,450
DCP Midstream Partners LP		33,755	1,367,077	(b)
EQT Midstream Partners LP		38,700	1,021,680	*
MarkWest Energy Partners LP		17,000	893,690
Penn Virginia Resource Private Partners LP		20,020	490,490	(b)
Western Gas Partners LP		18,000	809,100

TOTAL GATHERING/PROCESSING			6,115,487

LIQUIDS TRANSPORTATION & STORAGE - 5.2%
Buckeye Partners LP		17,500	951,125
Enbridge Energy Partners LP		31,300	934,305
Magellan Midstream Partners LP		9,300	727,539
NuStar GP Holdings LLC		18,900	586,656
Plains All American Pipeline LP		8,400	739,200
Sunoco Logistics Partners LP		7,670	308,718
Tesoro Logistics LP		18,900	689,661

TOTAL LIQUIDS TRANSPORTATION & STORAGE			4,937,204

SHIPPING - 0.9%
Golar LNG Partners LP		25,600	823,552

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $21,498,936)			22,533,583

See Notes to Schedule of Investments.

LEGG MASON CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2012

SECURITY			SHARES/ UNITS	VALUE
ROYALTY TRUSTS - 1.2%
EXPLORATION & PRODUCTION - 1.2%
Sandridge Mississippian Trust I			8,300	$237,048
SandRidge Mississippian Trust II			33,500	695,460	*
SandRidge Permian Trust			11,000	225,280

TOTAL ROYALTY TRUSTS (Cost - $1,220,715)				1,157,788

	RATE	MATURITY DATE	FACE AMOUNT
CORPORATE BOND & NOTES - 1.2%
FINANCIALS - 1.2%
Capital Markets - 1.2%
Charles Schwab Corp., Notes (Cost - $1,000,000)	7.000%	2/1/22	$1,000,000	$1,096,040	(c)(d)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $82,078,890)				86,981,055

SHORT-TERM INVESTMENTS - 7.7%
Repurchase Agreements - 7.7%
Interest in $700,000,000 joint tri-party repurchase agreement dated 7/31/12 with RBS Securities Inc.; Proceeds at maturity - $7,258,034; (Fully collateralized by various U.S. government obligations, 2.000% to 2.625% due 8/15/20 to 11/15/21; Market value - $7,403,188) (Cost - $7,258,000)	0.170%	8/1/12	7,258,000	7,258,000

TOTAL INVESTMENTS - 99.6% (Cost - $89,336,890#)				94,239,055
Other Assets in Excess of Liabilities - 0.4%				409,174

TOTAL NET ASSETS - 100.0%				$94,648,229

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
REIT	— Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$53,634,471	—	—	$53,634,471
Preferred stocks	3,961,267	—	—	3,961,267
Convertible preferred stocks	4,597,906	—	—	4,597,906
Master limited partnerships	20,676,016	$1,857,567	—	22,533,583
Royalty trusts	1,157,788	—	—	1,157,788
Corporate bonds & notes	—	1,096,040	—	1,096,040

Total long-term investments	$84,027,448	$2,953,607	—	$86,981,055

Short-term investments†	—	7,258,000	—	7,258,000

Total investments	$84,027,448	$10,211,607	—	$94,239,055

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may invest up to 25% of its total net assets in the securities of Master Limited Partnerships (“MPLs”) whose primary business is in the oil and gas, natural resources or commodities industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or

Notes to Schedule of Investments (unaudited) (continued)

limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,413,107
Gross unrealized depreciation	(1,510,942)

Net unrealized appreciation	$4,902,165

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended July 31, 2012, the Fund did not invest in any derivative instruments.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	September 26, 2012